UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549






                                     FORM 8K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                 Report of Event occurring on November 19, 1999


                         Commission File No. 33-55254-01




                             ARROW MANAGEMENT, INC.






        NEVADA                                          87-467339
(State or other jurisdiction                 (I.R.S. Employer Identification of
incorporation or organization)                         Number)

1800 E. Sahara, Suite 107
LAS VEGAS, NEVADA  89104
(Address of principal executive offices)

        Registrant's telephone number, including area code (450) 686-6993

ITEM 1.   Change in Control of Registrant

An Agreement and Plan of Reorganization (the "Agreement") was made and entered into by and among Arrow Management, Inc., a Nevada corporation (the "Registrant"), Capital General Corporation, a Utah Corporation ("CGC") and W-Waves USA Inc., a Delaware corporation ("Waves") and the shareholders of Waves ("Waves Shareholders"). Pursuant to the Agreement, on November 19, 1999 the Registrant transferred its entire interest, 4,790,700 shares of common stock, in its subsidiary, Panorama Industries, Inc., a Nevada corporation to CGC in exchange for 3,094,700 shares of common stock of the Registrant. The Registrant then distributed the 3,094,700 shares together with 5,450,00 additional shares issued by Registrant from its authorized shares, a total of 8,544,700 shares of $.001 par value common stock of Registrant, to Waves Shareholders in exchange for 100% of the issued and outstanding common stock of Waves.

The transaction effected pursuant to the Agreement was exempt from the registration requirements of the Securities Act of 1933 by virtue of the Section 4(2) thereof.

Following this transaction, the former Waves Shareholders owned 77.5% of the Registrant.


As a result of this transaction the Registrant is the owner of audio technology developed by Waves. This technology consists of a circuit which allows the post-amplification conversion of a conventional stereophonic signal directed to two-speakers enclosures into an ambisonic signal directed to five-speaker enclosures. This technology can be directly installed into manufacturers' radios, televisions, video cassette recorders, computers, and other devices employing stereophonic sound signals, and is currently the subject of a patent application.

The Agreement and Plan of Reorganization is attached hereto as Exhibit A.

ITEM 2. Acquisition or Disposition of Assets.

See Item 1.

ITEM 6.  Resignations of Directors.

On November 19, 1999 Krista Nielson and Sasha Belliston resigned as officers and directors of Arrow Management Inc. Their letter of resignation is attached as Exhibit B.

The following persons have been appointed as directors of the Registrant:

         Victor Lacroix
         Gilles Charest

Item 7.  Financial Statements and Exhibits.

Financial statements required to be filed will be filed not later than January 28, 1999.

                                   SIGNATURES





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   Arrow Management, Inc.
                                                        (Registrant)




Date:   December 6, 1999          By          s\ Victor Lacroix
       ----------------------              --------------------------
                                                 Victor Lacroix
                                                 President and Director
                                                 Arrow Management, Inc.




                                  EXHIBIT INDEX


EXHIBIT A:        ITEM 1.           AGREEMENT AND PLAN OF REORGANIZATION

EXHIBIT B:        ITEM 6.           LETTER OF RESIGNATION

                                    EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION is made this 17th day of November, 1999 by and among Arrow Management, Inc., a Nevada corporation, hereinafter called "ARROW", Capital General Corporation, a Utah corporation, hereinafter called "CGC", W-Waves USA Inc., a Delaware corporation, hereinafter called "WAVES", and the shareholders of WAVES, hereinafter called "WAVES SHAREHOLDERS".

PLAN OF REORGANIZATION:

         ARROW is now and has been for many years operating as a holding company and looking for acquisitions of any type with potential for profit. It presently owns 4,790,700 shares of the common stock of Panorama Industries, Inc., a Nevada corporation, hereinafter called "PANORAMA", which is the controlling interest in PANORAMA and ARROW'S only asset. Management of ARROW has determined it is in ARROW'S best interest to divest itself of its PANORAMA stock to its majority shareholder, CGC, in order to take advantage of a new opportunity for the acquisition of WAVES.

         The plan of reorganization shall be a reorganization within the meaning of Internal Revenue Code Sections 368(a)(1)(D), 368(a)(1)(B) and 355, as amended. The plan of reorganization is as follows: ARROW shall transfer its 4,790,700 shares of PANORAMA stock to CGC in exchange for 3,094,700 shares of ARROW stock. ARROW shall then distribute those shares, together with 5,450,000 additional shares to be issued from its authorized shares, for a total of 8,544,700 shares of $.001 par value common stock of ARROW to WAVES SHAREHOLDERS in exchange for 100% of the issued and outstanding stock of WAVES.

         NOW THEREFORE, in consideration of the mutual promises, covenants and representations contained herein, and to consummate the foregoing plan of reorganization, the parties hereby adopt said plan of organization and agree as follows:

                                    ARTICLE I

                             EXCHANGE OF SECURITIES

         1.01 CGC Shares. CGC hereby agrees to transfer 3,094,700 shares of ARROW $.001 par value common stock to ARROW, and in exchange for said shares, ARROW hereby agrees to transfer to CGC 4,790,700 shares of PANORAMA $.001 par value common stock.

         1.02 Issuance of ARROW Shares and Transfer of Former CGC ARROW Stock. Subject to all of the terms and conditions of this Agreement, ARROW agrees to issue to WAVES SHAREHOLDERS 5,450,000 fully paid and nonassessable unregistered shares of ARROW common stock, and transfer to WAVES SHAREHOLDERS the 3,094,700 fully paid and nonassessable unregistered shares of ARROW stock formerly owned by CGC, for a total of 8,544,700 shares of ARROW $.001 par value common stock, in exchange for 100% of the outstanding WAVES common stock, all of which is currently owned by WAVES SHAREHOLDERS.

         1.03 Transfer of WAVES Shares. In exchange for the ARROW stock being issued and transferred to WAVES SHAREHOLDERS as above described, WAVES SHAREHOLDERS shall on the closing date and concurrent with such issuance of ARROW's common stock, deliver to ARROW 100% of the outstanding common stock of WAVES.

                                   ARTICLE II

                    INDEMNIFICATION OF FINDER / NO AFFILIATE

         2.01 Indemnification of Finder/Broker. Negotiations relative to this Agreement and related transactions have been conducted with the assistance of Capital General Corporation who is acting as a broker, finder and consultant on behalf of both WAVES and ARROW. WAVES, ARROW and WAVES SHAREHOLDERS agree to hold harmless and indemnify Capital General Corporation and its officers and directors from any and all claim, demand, cause of action or suit raised or filed in connection with the within Agreement or any related transaction or the operation or promotion of WAVES and/or ARROW or the trading of their shares.

         2.02 No Affiliate. All parties agree that after the exchange of shares as provided above, that neither Capital General Corporation nor any of its officers and directors have any ongoing or other business relationship with any of the parties to this Agreement, or their officers, directors and promoters, nor any family or other relationships with such, and therefore have no ability to exercise any control or influence over the management and conduct of ARROW's business and therefore are non affiliates of ARROW.

                                   ARTICLE III

                  REPRESENTATIONS, AGREEMENTS AND WARRANTIES OF
                          WAVES SHAREHOLDERS AND WAVES

WAVES SHAREHOLDERS AND WAVES hereby represent, agree and warrant that:

         3.01 Organization. WAVES is a corporation duly organized, validly existing, and in good standing under the laws of Delaware, has all necessary corporate powers to own its properties and to carry on its business as now owned and operated by it, is duly qualified to do business and is in good standing in any jurisdiction its business requires qualification.

         3.02 Capital. The authorized capital stock of WAVES consists of 100 shares of common stock. All of the issued and outstanding shares are validly issued, fully paid and nonassessable.

         3.03  Subsidiaries.  WAVES  owns  100% of the  following  subsidiaries:
XD-LAB R&D, Inc., White Wolf Audio Video Electronics Systems and Radison Acoustique, Inc.

         3.04 Directors and Officers. Exhibit 3.04 to this Agreement contains the names and titles of all directors and officers of WAVES as of the date of this Agreement.



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



         3.05 Financial Statements. Exhibit 3.05 to this Agreement includes the unaudited financial statements of WAVES as of March 31, 1999.

         3.06 Absence of Changes. Since the date of WAVES's most recent financial statements included in Exhibit 3.05 there have been no changes in its financial condition or operations, except for changes in the ordinary course of business.

         3.07 Absence of Undisclosed Liabilities. As of the date of WAVES's most recent balance sheet included in Exhibit 3.05 it did not have any material debt, liability or obligation of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, that is not reflected in such balance sheet.

         3.08 Tax Returns. Within the times and in the manner prescribed by law, WAVES has filed all federal, state and local tax returns required by law, has paid all taxes, assessments and penalties due and payable and has made adequate provision on its most recent balance sheet for any unpaid taxes. There are no present disputes as to taxes of any nature payable by WAVES.

         3.09 Investigation of Financial Condition. Without in any manner reducing or otherwise mitigating the representations contained herein, ARROW and/or its attorneys shall have the opportunity to meet with accountants and attorneys to discuss the financial condition of WAVES. WAVES shall make available to ARROW and/or its attorneys all books and records of WAVES. If the transaction contemplated hereby is not completed, all documents received by ARROW and/or its attorneys shall be returned to WAVES and all information so received shall be treated as confidential.

         3.10 Patents, Trade Names and Rights. WAVES owns or holds all necessary patents, trademarks, service marks, trade names, copyrights and other rights necessary to the conduct or proposed conduct of its business.

         3.11 Compliance with Laws. WAVES has complied with, and is not in violation of, applicable federal, state or local statutes, laws and regulations affecting its properties or the operation of its business.

         3.12 Litigation. WAVES is not a party to, nor to the best of its knowledge is there pending or threatened, any suit, action, arbitration or legal, administrative or other proceeding, or governmental investigation concerning its business, assets or financial condition. WAVES is not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court or agency, nor is it engaged in any lawsuits to recover monies due to it.

         3.13  Authority.  The  Board  of  Directors  of  WAVES  authorized  the execution of this Agreement and the consummation of the transactions contemplated herein and has full power and authority to execute, deliver and perform this Agreement.

         3.14 Ability to Carry Out Obligations. The execution and delivery of this Agreement by WAVES and the performance of its obligations hereunder in the time and manner contemplated will not cause, constitute or conflict with or result in (i) any breach of the provisions of any license, indenture, mortgage, charter, instrument, certificate of incorporation, bylaw or other agreement or instrument to which it is a party or by which it may be bound, nor will any consents or authorizations of any party other than those hereto be required, (ii) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation, or (iii) an event that would result in the creation or imposition of any lien, charge or encumbrance on any asset.

         3.15 Full Disclosure. None of the representations and warranties made by WAVES SHAREHOLDERS or WAVES herein or in any exhibit, certificate or memorandum furnished or to be furnished by WAVES SHAREHOLDERS or WAVES, or on either's behalf, contains or will contain any untrue statement of material fact, or omits any material fact, the omission of which would be misleading.

         3.16 Assets. WAVES has good and marketable title to all of its property free and clear of any and all liens, claims or encumbrances except as may be indicated in Exhibit 3.05.

         3.17 Indemnification. WAVES SHAREHOLDERS and WAVES agree to defend and hold ARROW and its officers and directors harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities or damages, including interest, penalties and reasonable attorney's fees, that it shall incur or suffer, which arise out of, result from or relate to any breach of this Agreement or failure by WAVES SHAREHOLDERS or WAVES to perform with respect to any of its representations, warranties or covenants contained in this Agreement or in any exhibit or other instrument furnished or to be furnished under this Agreement.

         3.18 Authority to Exchange. As of the date of this Agreement, WAVES SHAREHOLDERS hold 100% of the shares of WAVES common stock. Such shares are owned of record and beneficially by WAVES SHAREHOLDERS and such shares are not subject to any lien, encumbrance or pledge. WAVES SHAREHOLDERS hold authority to exchange such shares pursuant to this Agreement.

         3.19 Investment Intent. WAVES SHAREHOLDERS understand and acknowledge that the shares of ARROW common stock offered for exchange or sale pursuant to this Agreement are being offered in reliance upon the exemption from registration requirements of the Securities Act of 1933, as amended (the "Act"), pursuant to Section 4(2) of the Act and the rules and regulations promulgated thereunder, for nonpublic offerings and make the following representations, agreements and warranties with the intent that the same may be relied upon in determining the suitability of WAVES SHAREHOLDERS as a purchaser of ARROW common stock:

         (a) The shares of ARROW common stock are being acquired solely for the account of WAVES SHAREHOLDERS, for investment purposes only, and not with a view to, or for sale in connection with, any distribution thereof, and with no present intention of distributing or reselling any part of the ARROW common stock acquired;

         (b) WAVES SHAREHOLDERS agree not to dispose of their ARROW common stock or any portion thereof unless and until counsel for ARROW shall have determined that the intended disposition is permissible and does not violate the Act or any applicable Federal or state securities laws, or the rules and regulations thereunder;

         (c) WAVES SHAREHOLDERS agree that the certificates evidencing the ARROW common stock acquired pursuant to this Agreement will have a legend placed thereon stating that they have not been registered under the Act or any state securities laws and setting forth or referring to the restrictions on transferability and sale of the ARROW common stock, and that stop transfer instructions shall be placed with the transfer agent for said certificate.

         (d) WAVES SHAREHOLDERS acknowledge that ARROW has made all records and documentation pertaining to ARROW common stock available to them and to their qualified representatives, if any, and has offered such person or persons an opportunity to ask questions and further discuss the proposed acquisition of ARROW common stock, and any available information pertaining thereto, with the officers and directors of ARROW, and that all such questions and information requested have been answered by ARROW and its officers and directors to WAVES SHAREHOLDERS satisfaction;

         (e) WAVES SHAREHOLDERS have carefully evaluated their financial resources and investment position and the risks associated with this transaction and are able to bear the economic risks of this transaction; and they have substantial knowledge and experience in financial, business and investment matters and are qualified as sophisticated investors, and are capable of evaluating the merits and risks of this transaction; and they desire to acquire the ARROW common stock on the terms and conditions set forth;

         (f) WAVES SHAREHOLDERS are able to bear the economic risk of an investment in the ARROW common stock; and

         (g) WAVES SHAREHOLDERS understand that an investment in the ARROW common stock is not liquid and WAVES SHAREHOLDERS have no need for liquidity in this investment.

         3.20 Receipt of Relevant Information. WAVES SHAREHOLDERS and WAVES have received from ARROW all financial and other information concerning ARROW and its promoters, officers and directors, including, but not limited to Prospectus dated June 30, 1993, and Annual Report on Form 10-K for the year ended December 31, 1998, as filed with the Securities and Exchange Commission, and all other documents and information they have requested.

         3.21 Public "Shell" Corporation. WAVES and WAVES SHAREHOLDERS are aware that following transfer of ARROW'S PANORAMA stock pursuant to Section 1.01, above, ARROW has no assets or liabilities, and that ARROW has public shareholders and is a "shell" corporation, and further that public companies are subject to extensive and complex state, federal and other regulations. Among other requirements, WAVES SHAREHOLDERS and WAVES are aware that a Form 8-K must be filed with the United States Securities and Exchange Commission within fifteen days after closing which filing requires that audited financial statements be filed within sixty days after the filing of the 8-K, and they agree that such responsibility shall not be the responsibility of Capital General Corporation, its officers, directors or employees nor the existing officers of ARROW, but the sole responsibility of the new officers and directors of ARROW. WAVES SHAREHOLDERS and WAVES are aware of the legal requirements and obligations of public companies, understand that regulatory efforts regarding public shell transactions similar to the transaction contemplated herein has been and is currently being exerted by some states, the U.S. Securities and Exchange Commission and the National Association of Securities Dealers, Inc.
(NASD), and are fully aware of their responsibilities, following closing, to fully comply will all securities laws and regulations, and agree to do so.



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



         3.22 No Assurances or Warranties. WAVES SHAREHOLDERS and WAVES acknowledge that there can be no assurance regarding the tax consequences of this transaction, nor can there be any assurance that the Internal Revenue Code or the regulations promulgated thereunder will not be amended in such manner as to deprive them of any tax benefit that might otherwise be received. WAVES SHAREHOLDERS and WAVES are relying upon the advice of their own tax advisors with respect to the tax aspects of this transaction. No representations or warranties have been made by ARROW, Capital General Corporation, or their officers, directors, affiliates or agents, as to the benefits to be derived by WAVES SHAREHOLDERS or WAVES in completing this transaction, nor have any of them made any warranty or agreement, expressed of implied, as to the tax or securities consequences of the transactions contemplated by this Agreement or the tax or securities consequences of any action pursuant to or growing out of this Agreement.



                                   ARTICLE IV

               REPRESENTATIONS, AGREEMENTS AND WARRANTIES OF ARROW

ARROW represents, agrees and warrants that:

         4.01 Organization. ARROW is a corporation duly organized, validly existing, and in good standing under the laws of Nevada, has all necessary corporate powers to own properties and to carry on its business as now owned and operated by it, is duly qualified to do business and is in good standing in each of the jurisdictions where its business requires qualification.

         4.02 Capital. The authorized capital stock of ARROW consists of 50,000,000 shares of $.001 par value common stock of which 5,580,700 shares are currently issued and outstanding. All of the issued and outstanding shares are validly issued, fully paid and nonassessable.

         4.03 Subsidiaries. Other than Panorama, which is being divested from ARROW as part of this Agreement, ARROW has no subsidiaries and does not own any interest in any other enterprise, whether or not such enterprise is a corporation.

         4.04 Directors and Officers. Exhibit 4.04 to this Agreement contains the names and titles of all officers and directors of ARROW as of the date of this Agreement.

         4.05 Financial Statements. Exhibit 4.05 to this Agreement includes ARROW's audited financial statements as of December 31, 1998. The financial statements have been prepared in accordance with generally accepted accounting principles and practices consistently followed throughout the period indicated and fairly present the financial position of ARROW as of the dates of the balance sheets included in the financial statements and the results of operations for the periods indicated.

         4.06 Absence of Changes. Since the date of ARROW's most recent financial statements, there has not been any change in its financial condition or operations except for changes in the ordinary course of business and as described in this Agreement.



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



         4.07 Absence of Undisclosed Liabilities. As of the date of ARROW's most recent balance sheet, included in Exhibit 4.05, it did not have any material debt, liability or obligation of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, that is not reflected in such balance sheet.

         4.08 Tax Returns. Within the times and in the manner prescribed by law, ARROW has filed all federal, state or local tax returns required by law, has paid all taxes, assessments and penalties due and payable and has made adequate provision on its most recent balance sheet for any unpaid taxes. There are no present disputes as to taxes of any nature payable by ARROW.

         4.09 Investigation of Financial Condition. Without in any manner reducing or otherwise mitigating the representations contained herein, WAVES and WAVES SHAREHOLDERS shall have the opportunity to meet with ARROW's accountants and attorneys to discuss the financial condition of ARROW. ARROW shall make available to WAVES and WAVES SHAREHOLDERS all books and records of ARROW.

         4.10 Patents, Trade Names and Rights. ARROW does not use any patents, trade marks, service marks, trade names or copyrights in its business.

         4.11 Compliance with Laws. ARROW has complied with, and is not in violation of, applicable federal, state or local statutes, laws and regulations affecting its properties or the operation of its business.

         4.12 Litigation. ARROW is not a party to, nor to the best of its knowledge is there pending or threatened, any suit, action, arbitration or legal, administrative or other proceedings, or governmental investigation concerning its business, assets or financial condition. ARROW is not in default with respect to any order, writ, injunction or decree of any federal, state local or foreign court or agency, nor is it engaged in, nor does it anticipate it will be necessary to engage in, any lawsuits to recover money or real or personal property.

         4.13 Authority. The Board of Directors of ARROW has authorized the execution of this Agreement and the transactions contemplated herein, and it has full power and authority to execute, deliver and perform this Agreement.

         4.14 Ability to Carry Out Obligations. The execution and delivery of this Agreement by ARROW and the performance of its obligations hereunder will not cause, constitute, conflict with or result in (i) any breach of the provisions of any license, indenture, mortgage, charter, instrument, certificate of incorporation, bylaw or other agreement or instrument to which it is a party or by which it may be bound, nor will any consents or authorizations of any party other that those hereto be required, (ii) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation, or (iii) an event that would result in a creation or imposition of any lien, charge or encumbrance on any asset.

         4.15 Full Disclosure. None of the representations and warranties made by ARROW herein or in any exhibit, certificate or memorandum furnished or to be furnished by ARROW, or on its behalf, contains or will contain any untrue statement of material fact, or omits any material fact, the omission of which would be misleading.


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




         4.16 Validity of ARROW Shares. The shares of ARROW $.001 par value common stock to be issued pursuant to this Agreement will be duly authorized, validly issued, fully paid and nonassessable under Nevada law.

         4.17 Indemnification. ARROW agrees to defend and hold WAVES SHAREHOLDERS and WAVES and its officers and directors harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities or damages, including interest, penalties and reasonable attorney's fees, that it shall incur or suffer, which arise out of, result from or relate to any breach of this Agreement or failure by ARROW to perform with respect to any of its representations, warranties or covenants contained in this Agreement or in any exhibit or other instrument furnished or to be furnished under this Agreement.

                                    ARTICLE V

                            ACTIONS PRIOR TO CLOSING

         5.01 Investigative Rights. Prior to the Closing Date each party shall provide to the other parties, including the parties' counsel, accountants and other authorized representatives, full access during normal business hours (upon reasonable advance written notice) to such parties' books and records.

         5.02 Conduct of Business. Prior to the Closing Date, each party shall conduct its business in the normal course and shall not see, pledge or assign any assets, without the prior written approval of the other parties. No party shall amend its certificate of incorporation or bylaws, declare dividends, redeem or sell stock or other securities, incur additional liabilities, acquire or dispose of fixed assets, change employment terms, enter into any material or long-term contract, guarantee obligations of any third party, settle or discharge any balance sheet receivable for less that its stated amount, pay more on any liability that its stated amount or enter into any other transaction other than in the regular course of business.


                                   ARTICLE VI

                                     CLOSING

         6.01 Closing. The closing (the "Closing") of this transaction shall be held at the offices of ARROW, or such other place as shall be mutually agreed upon, on or before November 19, 1999. (the "Closing Date"):

         (a) CGC shall deliver to ARROW the certificates representing 3,094,700 shares of $.001 par value common stock of ARROW.

         (b) ARROW shall deliver to CGC the certificates representing 4,790,700 shares of $.001 par value common stock of PANORAMA.

         (c) ARROW shall deliver to WAVES SHAREHOLDERS the certificates representing 3,094,700 shares of $.001 par value common stock of ARROW formerly owned by CGC, and shall issue 5,450,000 shares of its $.001 par value common stock in a certificate or certificates representing such shares.

         (d)  WAVES   SHAREHOLDERS  shall  deliver  to  ARROW  the  certificates representing 100% of the shares of WAVES common stock.

         (e) ARROW shall deliver a signed consent or minutes of its Board of Directors, approving this Agreement and authorizing the matters set forth herein;

         (f) WAVES shall deliver a signed consent or minutes of its Board of Directors approving this Agreement and authorizing the matters set forth herein;

         (g) ARROW's existing Board of Directors will (i) elect new directors, as named by WAVES SHAREHOLDERS to act as officers and directors of ARROW in the capacities set forth in Exhibit 6.01 and (ii) the two current directors will resign their positions with ARROW effective the Closing Date.

                                   ARTICLE VII

                                  MISCELLANEOUS

         7.01 Captions and Headings. The article and paragraph headings throughout this Agreement are for convenience and reference only and shall not be deemed to define, limit or add to the meaning of any provision of this Agreement.

         7.02 No Oral Change. This Agreement may not be changed or modified except in writing signed by the party against whom enforcement of any change or modification is sought.

         7.03 Non-Waiver. Except as otherwise expressly provided herein, no waiver of a covenant, condition or provision of this Agreement shall be deemed to have been made unless executed in writing and signed by the party against whom such waiver is charged. The failure of any party to insist in any one or more cases upon the performance of any covenant, condition or provision of this Agreement shall not be construed as a waiver or relinquishment for the future of any such covenant, condition or provision. No waiver by any party of one breach by the other shall be construed as a waiver with respect to a subsequent breach.

         7.04 Time of Essence. Time is of the essence of this Agreement and of each and every provision hereof.

         7.05 Entire Agreement. This Agreement contains the entire agreement and understanding between the parties and supersedes all prior agreements and understandings.

         7.06 Choice of Law/Arbitration. This Agreement and its application, shall be governed under the laws of the State of Nevada. Any and all disputes and controversies of every kind and nature between the parties hereto arising out of or relating to this Agreement relating to the existence, construction, validity, interpretation or meaning, performance, non-performance, enforcement, operation, breach, continuance or termination thereof shall be subject to an arbitration mutually agreeable to the parties or, in the absence of such mutual agreement, then subject to arbitration in accordance with the rules of the American Arbitration Association. It is the intent of the parties hereto and the purpose of this provision to make the submission to arbitration of any dispute or controversy arising hereunder an express condition precedent to any legal or equitable action or proceeding of any nature whatsoever.

         7.07 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument.

         7.08 Notices. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

ARROW:                                       CGC:
1800 E. Sahara, Suite 107                    8661 S. Highland Drive, #150
Las Vegas, Nevada 89104                      Salt Lake City, Utah 84093

WAVES and WAVES SHAREHOLDERS:
2500 Daniel-Johnson, Suite 1007
Laval, Quebec, Canada H7T 2P6


         7.09 Expenses. The parties will pay their own legal, accounting and other expenses incurred in connection with this Agreement.

         7.10 Survival of Representations and Warranties. The representations, warranties and covenants set forth in this Agreement or in any instrument, certificate, opinion or other writing provided for in it, shall survive the Closing Date.

         7.11 Further Documents. The parties agree to execute any and all other documents and to take such other action or corporate proceedings as may be necessary or desirable to carry out the terms hereof.

         IN WITNESS WHEREOF, the parties have executed this Agreement the date first above written.


                           Arrow Management, Inc.


                           ------------------------
                           By: Krista Nielson, President


                           Capital General Corporation

                           -------------------------

                           By: Krista Nielson, President


                           W-Waves USA Inc.


                           ------------------------
                           By: __________________________, President

                           Shareholders of W-Waves USA Inc.:

                           Vision Management Services, Ltd.


                           -------------------------
                           By: its agent and attorney in fact:
                           Andre' R. Dorais


                           -------------------------
                           Corinne Lewin

                           Capital CVS Ltee


                           -------------------------
                           By: Robert Veronneau, President

                           Hallsbury Enterprises, Ltd.


                           -------------------------
                           By:

                           Bear Bay Management (Caribbean) Inc.


                           -------------------------
                           By: Armondo Ferrucci

                           9082-8369 Que, Inc.

                            -------------------------
                            By: Valois Routhier, President

                            Fiducie Famille Curtis


                            -------------------------
                            By: Mike Curtis, Trustee


                            Chippawa Trade Limited


                            -------------------------
                            By: Carlton Directors, Ltd.
                            By:


                            Bear Bay Europe(Luxembourg)


                            -------------------------
                            By: Guy Courcelle

                                    EXHIBIT B



RESIGNATIONS





November 19, 1999

The Board of Directors
Arrow Management, Inc.

Ladies and Gentlemen:

         The undersigned hereby resign as directors and officers of Arrow Management, Inc., a Nevada corporation, effective immediately.

                                         Very truly yours,



                                         s\ Krista Nielson
                                         Krista Nielson



                                         s\ Sasha Belliston
                                         Sasha Belliston






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